December 2012
Exhibit 99.1

Forward-Looking Statements
The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although
the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.
Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Corporate Profile
 Shares outstanding(1)……........          93.3mm
mmmm
 Institutional(2)……………..              ~45%
 Insider……………………….. ~13%
 Market cap(3) ……………………...       $188mm
mm
       Bank debt net of cash(1)……….   $131mm

mm PV-10(4)……………………………….       $271mm

 EV/BOE(1,3,4)…………………………. $11.31
(1) As of 9/30/12; production inclusive of Blue Eagle interest
(2) Per Bloomberg 11/26/12
(3) As of 12/4/12
(4) As of 6/30/12 inclusive of Blue Eagle interest and CANAXAS. Excludes Nordheim disposition. Uses 6/29/12 NYMEX flat pricing
(5) Based on mid year reserves excluding Nordheim and 3Q12 production annualized; inclusive of Blue Eagle
 Proved Reserves(4).…………....               29.3mmboe
 % Oil/Liquids……………… ~56%
 % Proved developed….. ~50%
 % Operated PV-10……… ~94%
          Production(1).……………………     ~4,177boepd
 R/P Ratio(5)………………………….     19.2x
 2012/13E CAPEX………………… $70mm
 NASDAQ: AXAS

Investment Thesis
 ➢ Exposure to “core” acreage in top U.S. oil resource plays
 ➢ Significant exposure to emerging NAM oil resource plays
Premier
Acreage
Value +
Growth
 ➢ Low decline legacy production
 ➢ “Manufacturing” model in repeatable resource plays leads to visible growth
Proven
Operator
 ➢ Company owned rig in Bakken = pad drilling = efficiency gains
 ➢ Deep technical and G&G staff
Oil
Weighted
 ➢ 53% crude oil and liquids weighted(1)
 ➢ Percentage likely to grow meaningfully given capital focus
(1) As of 06/30/12; production inclusive of Blue Eagle interest; excludes Nordheim

Business Plan - 2013
 ▪ FOCUS + DELEVER + GROW
 ▪ ReFOCUS Portfolio and CAPEX on Highest Returning Basins
 ▪ Currently: Williston, Eagle Ford, PRB, Permian
 ▪ DELEVER: Actively Pursue Divestitures
 ▪ Properties trading above internal assessment of fair value
 ▪ Lack of scale/high margin production
 ▪ Exemplified by recent transactions for ~$22mm
 ▪ Reduce leverage and maintain that profile
 ▪ Target Debt/EBITDA < 2.0x by YE13 (1)
 ▪ GROW: The Outcome of Sound Investment Decisions
 ▪ Bakken/TFS:
 ▪ Accelerate with company owned drilling rig
 ▪ Eagle Ford:
 ▪ Mobilize rig to commence 10 well program
(1) Excluding building mortgage and rig loan which are secured by the building and rig, respectively. EBITDA definition per bank loan agreement (excludes Rig EBITDA)

Recent Asset Sales ~$22mm
Newfield Wells
Rosetta & Others Wells
Alberta Basin, Montana
Nordheim Prospect, Eagleford Shale

Low Risk Development
Focus On Four Core Positions in Premier Oil Resource Plays Predominately HBP
 ▪ Williston: 23,000+ net acres; Bakken, Three Forks
 ▪ Eagle Ford: 7,300+ net acres: Eagle Ford, Buda
 ▪ PRB: 17,000+ net acres; stacked potential
 ▪ Permian: 40,000+ net acres: conventional & stacked pay opportunities
Premier Positions in Emerging Oil Resource Plays
 ▪ Permian: 40,000+ net acres; exposure to numerous emerging plays
 ▪ Canada: 20,000+ net acres; stealth oil play
Low Risk Conventional Development
 ▪ Williston Basin: Red River/Duperow
 ▪ Permian Basin: Spires Ranch - hz Strawn
 ▪ Permian Basin: Delaware Basin - dry gas

ND
MT
WY
CO
UT
OK
Proved Reserves (MMBoe)(1):  29.3
• Proved Developed:  50%
• Liquids:   56%
• Operated (by PV10):  94%
Abraxas Petroleum Corporation
Williston:
Bakken / Three Forks
Permian Basin: Midland/Eastern Shelf
Emerging Cline, Wolfcamp
Permian Basin: CBP Conventional
Rocky Mountain
Mid-Continent
Permian Basin
Gulf Coast
Eagle Ford Shale
High Quality Assets
Alberta
PRB:
Niobrara, Turner
Alberta
Permian Basin: Delaware
Emerging Bone Spring, Wolfcamp
(1) Net proved reserves as of June 30, 2012, including AXAS’ share of
Blue Eagle’s proved reserves, Canada; exclusive of Nordheim

Reserve / Production Summary
Production(2) - 4,177 Boepd
(1) Net proved reserves as of June 30, 2012, including AXAS’ share of Blue Eagle’s proved reserves per the September 2012 dissolution and exclusive of Nordheim
(2) Daily net production for the quarter ended September 30, 2012, including AXAS’ share of Blue Eagle’s production
Production Mix

AXAS Production
(1) Includes AXAS’ share of Blue Eagle’s production (50% in Q1 and Q2 2011, 41% in Q3 2011 and 35% in Q4 2011, Q1 2012 and Q2 2012)
Oil/NGL % 34% 35% 36% 39% 43% 44% 48%   48% 52% 53% 53%
Production Net to AXAS(1)
61% Liquids
Growth
Since 1Q10

(1) Proved, Probable PV-10 net of Nordheim divestiture. Proved, Probable, Possible PV-10 based off mid year internal reserves and 6/29/12 flat pricing
(2) Building, Rig & Other PP&E (workover rigs, misc equipment, etc) based off net book value
(3) Tax assessment of AXAS surface ownership in 162 acres Coke, TX; 613 acres Scurry, TX. Purchase price of AXAS 1,769 acres in San Patricio, TX; 12,178 acres Pecos, TX; 582 acres McKenzie, ND & Condos; 50 acres DeWitt, TX.
(4) Bank debt as of 9/30 less assumed $22mm in proceeds from Alberta Basin and Nordheim divestitures. WC Deficit as of 9/30 - excludes derivative assets and liabilities
Base NAV

2013 Capital Budget/Guidance
(1) Unrisked locations based on eight wells (four Bakken and four Three Forks) per 1,280 acre units; 80 acre spacing assumptions in the Eagle Ford Shale; 3-D identified locations in the
 Niobrara Shale play;
(2) Inclusive of 298 net acre pending acquisition at WyCross
Project Area	Net Acres	2013 Drilling Program		2013 Net Capital ($MM)
		Gross	Net
Bakken / Three Forks	23,320	12.3	6.5	$47.7
Eagle Ford Shale (2)	7,306	11.0	2.6	$21.6
PRB	17,800	0.0	0.0	$0.0
Permian Basin	41,131	2.0	1.9	$.7
Other	30,000+	0.0	0.0	$0.0
Total:	120,000+	25.3	11.0	$70.0
2013 Production Estimate: 4,900-5,200 BOEPD (21-28% growth)
•Variance due to timing of completions
•Does not take into effect the impact of any potential asset sales other than Nordheim

AXAS Hedges
	2013	2014	2015	2016
OIL - weighted average price	$86.70	$94.05	$85.00	$84.00
% of 3Q Oil Production	~71%	~59%	~50%	~47%
$MM Revenue Protected	$42mm	$37mm	$29mm	$27mm

NYMEX-based fixed price swaps:

Bakken / Three Forks
County	McKenzie	Richland	Burke	Sheridan	Billings	Divide	Roosevelt	Williams	Stark	Dunn
Net Acres	5,535	5,551	3,255	2,261	1,879	1,442	1,367	1,239	563	123
Percent Operated	55%	30%	79%	0%	0%	0%	47%	0%	0%	0%
Net Bakken Locations (1)	17	17	10	7	6	5	4	4	0	1
Net TFS Locations(1)	17	17	10	7	6	5	4	4	2	1
(1) Unrisked locations based on eight wells (four Bakken and four Three Forks) per 1,280 acre units;
▪ 109,658 Gross/23,320 Net Acres
▪ ~100% held by production
▪ Drilling Inventory:
 ▪ D&M Risked/Identified:
 ▪ 409 gross / 64 net
▪ $34.0 MM budget
▪ Operated
 ▪ Pad-drilling
 ▪ Company owned rig
 ▪ 7 gross (3.23 net)
▪ Non-operated wells
 ▪ 2012 to-date
 ▪ 27 gross (1.14 net)

Recent QEP/Helis Transaction
▪ Approximately 5 Miles East of North Fork
▪ Transaction metrics
 ▪ $1.38 bn for 27.6k net acres
 ▪ 10,500 boepd
 ▪ @ $80k/mboepd = $19,600/acre
 ▪ Assumed EUR: 1mmboe
▪ Abraxas North Fork
 ▪ 3,314 net acres
 ▪ 1,280 acre units: 8 B/TF wells
 ▪ Assumed EUR: 462mboe

Operated Bakken - North Fork
▪North Fork
 ▪ 3,314 Net Acres
 ▪ D&M Risked Operated Locations:
 ▪ Drilled: 3 Gross / 2.1 Net
 ▪ Completing: 2 Gross / 1 Net
 ▪ Remaining: 26 Gross / 12 Net
▪Recent Operated Activity:
 ▪ Ravin 26-35 1H:
 ▪ Cum. production (22 mos): 122 Mboe
▪Stenehjem 27-34 1H:
 ▪ Cum. production (14 mos): 120 MBoe
▪Jore Federal 2-11 3H:
 ▪ Cum. production (1 mos): 15.3 MBoe
▪Ravin 26-35 2H:
 ▪ Completing
▪Ravin 26-35 3H:
 ▪ Completing
▪Lillibridge 1H, 2H, 3H & 4H:
 ▪ Drilling

Operated Bakken - Harding
Harding
 ▪ 2,886 Net Acres
 ▪ Richland, MT and McKenzie, ND Counties
 ▪ D&M Risked Operated Locations:
 ▪ Middle Bakken: 27 Gross / 8.2 Net
 ▪ Three Forks: TBD
Recent
Slawson
Activity
Current Non -
Op Available
for Swap

Bakken / Three Forks
Significant Long Term Investments:
▪Raven Drilling:
 ▪ 2000 HP walking rig
 ▪ Dedicated AXAS crew
 ▪ Company owned man camp
 ▪ Allows for significant efficiency gains
▪North Fork Water System
 ▪ Will service all North Fork wells
 ▪ Enables AXAS to achieve cost savings via
 centrally located frac pond & disposal well

Bakken / Three Forks

Eagle Ford Shale
 ▪ WyCross McMullen County:
 ▪ ~25% working interest
 ▪ 6,139 gross / 999 net(1)
 ▪ Eagle Ford: Volatile Oil
▪ Jourdantan: Atascosa County
 ▪ 100% working interest
 ▪ ~4,467 gross / 4,399 net
 ▪ Eagle Ford/Buda: Oil
▪ Yoakum: DeWitt county
 ▪ 100% working interest
 ▪ 2,097 gross / 1,908 net
 ▪ Eagle Ford: Dry Gas
▪ Planned Activity:
 ▪ 10 well program
 ▪ Cobra B1H: On production
 ▪ Mustang 1H: Completing
 ▪ Corvette C1H: Rigging up
▪ Economics (WyCross):
 ▪ EUR 575mmboe
 ▪ $8.0mm D&C
(1) 298 acres pending acquisition

Eagle Ford Shale - Core Area
WyCross
▪Core of the volatile oil window
▪6,139 Gross/999 Net(1)
▪Locations (assuming 80s)
 ▪ 77 Gross / 19 net
▪Cobra 1H
 ▪ Cum. production (7 mos): 120 MBoe
 ▪ 95% Oil / NGLs
▪Cobra B 1H
 ▪ On production
▪Mustang 1H
 ▪ Completing
▪Corvette C 1H
 ▪ Rigging up
(1) 298 acres pending acquisition

Eagle Ford - WyCross

PRB - Stacked Pay Opportunities
Converse / Niobrara Counties, Wyoming
▪ Gross / Net Acres:
 ▪ 20,720 / 17,800
 ▪ Primarily in Converse and Niobrara
 Counties
 ▪ ~2,100 net acres in Campbell County
 ▪ ~90% held by production
▪ Historical Activity:
 ▪ 13 wells (2000 - 2011)
  (8 horizontal / 5 vertical)
▪ Recent Activity:
 ▪ Hedgehog State 16-2H (Crossbow)
 ▪ Restricted rate - 400 Boepd
 ▪ > $5.00 per Mcf w/ NGLs
 ▪ 100% working interest
 ▪ Cum (6 months): 79 MBoe
 ▪ 54% Oil / NGLs

Brooks Draw:
Sage Grouse 3H:
(Cum Oil 25 MBbl / 50 MBbl EUR)
Prairie Falcon 3H (Niobrara)
Recent Industry Activity:
74 Permits
8 Completions
Porcupine Field:
Hedgehog State 16-2H (Turner)

PRB - Hedgehog State 16 - 2H

Permian Basin - Ward County Acq.

▪ Purchase Price… $6.7mm(1)
▪ PDP PV -15……… $6.7mm(2)
 ▪ Assumes 5/1/12 Strip
 ▪ 5/1/12 2012 Strip = $2.29
▪ Production……... 1,440 mcfepd
▪ Reserves……....... 7.613 bcfe
▪ Transaction Metrics
 ▪ Production: $4,650/mcfe/day
 ▪ Reserves: $.88/mcfe
▪ Upside Potential
 ▪ Producing into low pressure line
 ▪ Emerging Horizontal Plays
 ▪ Previously > 20 bcfe booked PUD reserves (net to
 Abraxas’ interest)
(1) Net of purchase price adjustments
(2) PV10 calculated using strip pricing as of 5/1/12

Permian Basin - Spires Ranch

▪ 5,600 Gross/Net Acres
▪ 2012 Activity:
 ▪ 3 gross / net wells
▪ Current Activity:
 ▪ Spires 89-1H
 ▪ Cum. Prod (1 mos): 7.8 mboe
 ▪ 86% oil; 9% NGLs
▪ Economics:
 ▪ D&C Cost: $1.8 MM
 ▪ EUR: 145 MBoe
 ▪ 54% Oil / NGLs
AXAS owns 100% working interest in Spires Ranch leasehold
5,600 net acres
Nolan
County
Spires 89-1H

Permian Basin - Emerging Hz
Spires Ranch (Nolan County)
▪Monitoring industry activity
▪Geologic evaluation
▪Logged shales through Spires 89 1H
Millican Reef (Coke County)
▪Monitoring industry activity
▪Geologic evaluation

Canada - Pekisko + Stealth Play
▪ Pekisko Gross / Net Acres:
 ▪ 5,760 (100% WI)
▪ Pekisko :
 ▪ 6 wells on production
 ▪ ~150 boepd
▪ Planned Activity:
 ▪ Continue to expand acreage position in
 emerging shale play in central Alberta
 ▪ Post accumulation, actively market for
 JV/sale as a commingled package
Tomahawk
Twining
 Pekisko Trend
Alberta, Canada
?
Stealth Oil Play
Recently Drilled
Neighboring Well in
Stealth Oil Play

Near-Term Drilling Catalysts
(1) Significant downtime during 30 day IP month
(2) Restricted rate

NASDAQ: AXAS